                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


        Date of Report (date of earliest event reported):  June 5, 1996


                               Ansoft Corporation
             (Exact name of registrant as specified in its charter)


           Delaware                  0-27874                  72-1001909
 (State or other jurisdiction      (Commission               (IRS Employer
      of incorporation)            File Number)          Identification Number)


Four Station Square, Suite 660, Pittsburgh, PA                  15219
   (Address of principal executive offices)                   (ZIP Code)


       Registrant's telephone number, including area code: (412) 261-3200

Item 5.  Other Events

     The registrant's press release dated May 29, 1996 is attached hereto as
Exhibit 99 and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ANSOFT CORPORATION


Dated:  June 5, 1996                    By:    /s/ NICHOLAS CSENDES
                                           ---------------------------
                                                 Nicholas Csendes
                                                 President

                                 Exhibit Index


 Exhibit No.               Description                     Reference
 -----------               -----------                     ---------
     99         Press Release dated May 29, 1996         Filed herewith.